EXECUTION DOCUMENT

THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and dated as of June 13, 2003 by and among COUNTRYWIDE HOME LOANS, INC., a New York corporation (the “Company”), the Lenders signing below, and ROYAL BANK OF CANADA, as the Lead Administrative Agent for the Lenders from time to time party to the Credit Agreement described below (in such capacity, the “Lead Administrative Agent”).

RECITALS

          A.      Pursuant to that certain Credit Agreement dated as of February 27, 2002 by and among the Company, the Lenders from time to time party thereto, the Lead Administrative Agent, the Co-Administrative Agent, the Syndication Agent, the Documentation Agent, the Arranger and the Co-Arrangers (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Lenders currently party to the Credit Agreement (the "Existing Lenders") agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

          B.       The parties hereto have agreed to amend the Credit Agreement in certain respects, as set forth more particularly below.

        NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

          1.      Extension of Revolving Facility Maturity Date. To reflect the agreement of the Company, the Lead Administrative Agent and those Lenders signing this Amendment to extend the Revolving Facility Maturity Date, effective as of the Effective Date (as defined in Paragraph 9 below), the definition of the term "Revolving Facility Maturity Date" set forth in the Glossary to the Credit Agreement is hereby amended by deleting the date "June 13, 2003" set forth therein and replacing the same with the date "June 11, 2004."

          2.      Addition of New Lenders. To reflect the fact that certain financial institutions which are not currently Lenders may desire to become Lenders under the Credit Agreement effective as of the Effective Date, any such financial institution signing below as an "Applicant Financial Institution" (and defined herein as such) shall become a "Lender" under the Credit Agreement as of the Effective Date, and shall be deemed approved by each of the Company and the Lead Administrative Agent pursuant to Paragraph 14(a) of the Credit Agreement, on the following terms and conditions:

               (a)      Each such Applicant Financial Institution hereby acknowledges and agrees that from and after the Effective Date it will be a "Lender" under the Credit Agreement and the other Credit Documents with all the rights and benefits and with all the obligations of a Lender thereunder.

               (b)      On the Effective Date, the Maximum Commitment and Swing Line Commitment of each such Applicant Financial Institution shall be consistent with the Commitment Schedule attached hereto as Annex 1 (the "Replacement Commitment Schedule") and, if necessary, each such Applicant Financial Institution hereby agrees to purchase on the Effective Date and to accept the assignment and transfer of a portion of the Maximum Commitments and, as applicable, the Swing Line Commitments held by the Existing Lenders consistent with the Replacement Commitment Schedule.

               (c)      The Lead Administrative Agent hereby waives: (1) receipt of any Additional Lender Agreement or Assignment Agreement that would otherwise be required to be executed and delivered by such Applicant Financial Institution pursuant to Paragraph 14(a)(2)(iii) of the Credit Agreement, and (2) the registration fee of $3,500.00 that would otherwise be required to be delivered by each Applicant Financial Institution pursuant to Paragraph 14(a)(2)(iv) of the Credit Agreement.

          3.      Reallocation of Commitments. Notwithstanding whether any Applicant Financial Institution becomes a "Lender" under the Credit Agreement on the Effective Date pursuant to Paragraph 2 above, no later than 12:30 p.m. (Los Angeles time) on the Effective Date, each Lender signing this Amendment (including each Applicant Financial Institution, if any) will pay to the Lead Administrative Agent any amount necessary to cause such Lender's Primary Percentage Share of Primary Loans outstanding and, as applicable, such Lender's Swing Line Percentage Share of Swing Loans outstanding to be consistent with the Replacement Commitment Schedule, and the Lead Administrative Agent shall thereupon remit to the Existing Lenders, as applicable, their shares of such funds. Fees and interest accrued with respect to Primary Loans and Swing Loans to but not including the Effective Date shall be payable to the Existing Lenders in accordance with their respective Primary Percentage Shares and Swing Line Percentage Shares, as appropriate, in effect on the Effective Date but prior to giving effect to this Amendment.

          4.      Permitted Liens. To reflect the agreement of the parties hereto to amend the Credit Agreement to allow Liens on Mortgage Loans and Mortgage-Backed Securities which secure Indebtedness of the Company and its Subsidiaries irrespective of the term of such Indebtedness, subparagraph (3) of Paragraph 10(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

"(3) Liens on Mortgage Loans and Mortgaged-Backed Securities which are the subject of repurchase agreements or which secure Indebtedness of the Company and its Subsidiaries;"

         5.      Advances to Subsidiaries and Affiliates. To modify and consolidate certain provisions of the Credit Agreement permitting the making of Advances to other Persons, including, without limitation, Subsidiaries and Affiliates:

               (a)      Paragraph 10(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

"10(g) Investments; Advances; Receivables. Itself, or allow any of its Subsidiaries to, make or commit to make any advance, loan or extension of credit ("Advances") to, or hold any receivable ("Receivable") of, or make or commit to make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities ("Investments") of, or make any other investment in, any Person, except:

(1) Advances constituting Mortgage Loans made in the ordinary course of business of the Company;

(2) Investments in, Advances to and Receivables of any Person, including, without limitation, Subsidiaries and Affiliates, which are fully secured on a first priority perfected basis by: (i) Mortgage Loans, (ii) Mortgage-Backed Securities, (iii) unpaid principal and accrued interest receivables reduced from such Person's books and records as they relate to Mortgage-Backed Securities from which such receivables originated but as to which such Person is entitled as a result of it having been the registered holder of such Mortgage-Backed Security at the time of such reduction and/or (iv) time deposit accounts issued by a financial institution the deposits of which are insured by the Bank Insurance Fund and which financial institution has a deposit rating issued by a recognized rating agency not less than the rating assigned to the Company's long term indebtedness;

(3) Advances to any wholly-owned Subsidiary of the Parent which are used solely to purchase Residuals, which Advances are secured by a first priority perfected Lien on such Residuals;

(4) Advances to and Receivables of any Affiliate (in addition to Investments, Advances and Receivables permitted pursuant to subparagraphs (1) through (3) of this Paragraph 10(g)) or any Servicing Pass-Through Venture which is not otherwise an Affiliate, which are unsecured or which are secured on a first priority perfected basis by collateral other than that described in subparagraphs (2) and (3) of this Paragraph 10(g), in an aggregate amount not to exceed fifty percent (50%) of the consolidated net worth of the Company, determined in accordance with GAAP; and

(5) Investments in connection with Acquisitions by the Company permitted pursuant to Paragraph 10(d) above."

               (b)      Paragraph 10(j)(9) of the Credit Agreement is hereby amended to delete the reference to "Paragraph 10(g)(5)" therein and to replace the same with a reference to "Paragraph 10(g)(4)."

         6.      Confidentiality Provisions. To reflect the agreement of the parties hereto to amend the confidentiality provisions set forth in the Credit Agreement in certain respects, Paragraph 14(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

"14(g) Provision of Information; Confidentiality. The Company hereby acknowledges and agrees that in connection with any proposed assignment, participation, subparticipation, securitization, hedge or any similar transaction by a Lender with respect to its interest in the Obligations, such Lender may disclose to actual and prospective assignees, participants, Affiliates, and direct or indirect contractual counterparties, and the professional advisers of each (collectively, "Transferees"), any and all information provided to such Lender hereunder; provided, however, that such information shall be furnished to such Transferees on a confidential basis. Notwithstanding anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, the obligations of confidentiality contained herein and therein, as they relate to the transactions contemplated by the Loan Documents (the "Transactions"), shall not apply to the tax structure or tax treatment of the Transactions, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all Persons, without limitation of any kind, the tax structure and tax treatment of the Transactions and all materials of any kind (including opinions or other tax analysis) that are provided to such party relating to such tax treatment and tax structure; provided, however, that such disclosure shall not include the name (or other identifying information not relevant to the tax structure or tax treatment) of any person and shall not include information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws."

         7.      Agents. Effective as of the Effective Date, the Agents under the Credit Documents shall be as set forth below:

             ---------------------------------------------- ------------------------------------------

                         Royal Bank of Canada                      Lead Administrative Agent;
                                                                       Joint Lead Arranger

             ---------------------------------------------- ------------------------------------------
             ---------------------------------------------- ------------------------------------------

                           Barclays Bank plc                        Co-Administrative Agent;
                                                                       Joint Lead Arranger
             ---------------------------------------------- ------------------------------------------
             ---------------------------------------------- ------------------------------------------

                              BNP Paribas                               Syndication Agent
             ---------------------------------------------- ------------------------------------------
             ---------------------------------------------- ------------------------------------------

                          Lloyds TSB Bank plc                        Co-Documentation Agent
             ---------------------------------------------- ------------------------------------------
             ---------------------------------------------- ------------------------------------------

                    Credit Lyonnais New York Branch                  Co-Documentation Agent
             ---------------------------------------------- ------------------------------------------

         8.      Reaffirmation of Credit Documents. Each of the Company, the Parent and each Subsidiary Guarantor hereby affirms and agrees that: (a) other than as expressly set forth herein, the execution and delivery by the Company, the Parent and each Subsidiary Guarantor of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company, the Parent or any Subsidiary Guarantor, or the rights of the Lenders, under the Credit Agreement and each other Credit Document or any other document or instrument made or given by the Company, the Parent or any Subsidiary Guarantor in connection therewith, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and (c) except as expressly amended hereby, the Credit Documents remain in full force and effect as written.

         9.      Effective Date. This Amendment shall be effective on and as of the day and year first above written (the "Effective Date") subject to the delivery to the Lead Administrative Agent of the following:

               (a)      A copy of this Amendment, duly executed by the parties hereto.

               (b)      If any of the Applicant Financial Institutions have requested a promissory note or promissory notes in favor of such Applicant Financial Institution as evidence of the Obligations held by such Applicant Financial Institution, a duly executed copy of such promissory note or promissory notes.

               (c)      Such corporate resolutions, incumbency certificates and other authorizations from the Company, the Parent and each Subsidiary Guarantor as the Lead Administrative Agent may reasonably request.

               (d)      Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.

         10.      Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         11. Representations and Warranties. Each of the Company, the Parent and each Subsidiary Guarantor hereby represents and warrants to the Lenders and the Lead Administrative Agent as follows:

                 (a)      Each of the Company, the Parent and each Subsidiary Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company, the Parent and each Subsidiary Guarantor and constitutes the legal, valid and binding obligation of the Company, the Parent and each Subsidiary Guarantor enforceable against each such Person in accordance with its terms.

                 (b)      At and as of the date of execution hereof and both prior to and after giving effect to this Amendment: (1) the representations and warranties of the Company, the Parent and each Subsidiary Guarantor contained in the Credit Agreement and each of the other Credit Documents are accurate and complete in all respects, (2) there has not occurred an Event of Default or Potential Default, and (3) there has not occurred any material adverse change in the business, operations, assets or financial or other condition of the Company or of the Parent and its consolidated Subsidiaries taken as a whole since March 31, 2003.

[Signature pages following]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                             COUNTRYWIDE HOME LOANS, INC.,
                                             a New York corporation

                                             By /s/ Jennifer Sandefur
                                                ----------------------------------------------------------
                                             Name  Jennifer Sandefur
                                                  --------------------------------------------------------
                                             Title Managing Director, Investor Relations & Treasurer
                                                   -------------------------------------------------------

                                             ROYAL BANK OF CANADA, as Lead Administrative Agent

                                             By /s/ Gail Watkin
                                                ----------------------------------------------------------
                                             Name Gail Watkin
                                                  --------------------------------------------------------
                                             Title Manager, Agency
                                                   -------------------------------------------------------

                                             ROYAL BANK OF CANADA, as a Lender

                                             By /s/ Scott Umbs
                                                ----------------------------------------------------------
                                             Name Scott Umbs
                                                  --------------------------------------------------------
                                             Title  Manager
                                                   -------------------------------------------------------

                                            BARCLAYS BANK PLC, as Co-Administrative Agent and a Lender

                                             By /s/ Alison A. McGuigan
                                                ----------------------------------------------------------
                                             Name Alison A. McGuigan
                                                  --------------------------------------------------------
                                             Title Associate Director
                                                   -------------------------------------------------------

                                            BNP PARIBAS, as Syndication Agent and a Lender

                                             By /s/ Pierre Nicholas Rogers
                                                ----------------------------------------------------------
                                             Name Pierre Nicholas Rogers
                                                  --------------------------------------------------------
                                             Title  Managing Director
                                                   -------------------------------------------------------

                                             By /s/ Sandra F. Bertram
                                                ----------------------------------------------------------
                                             Name  Sandra F. Bertram
                                                  --------------------------------------------------------
                                             Title  Vice President
                                                   -------------------------------------------------------

                                             Lloyds TSB Bank plc, as Co-Documentation Agent and a Lender

                                             By /s/ Michael J. Gilligan
                                                ----------------------------------------------------------
                                             Name Michael J. Gilligan
                                                  --------------------------------------------------------
                                             Title Director, Financial Institutions, USA, G311
                                                   -------------------------------------------------------

                                             By /s/ Matthew S. R. Tuck
                                                ----------------------------------------------------------
                                             Name Matthew S. R. Tuck
                                                  --------------------------------------------------------
                                             Title Vice President, Financial Institutions, USA, T020
                                                   -------------------------------------------------------

                                             CREDIT LYONNAIS NEW YORK BRANCH, as Co-Documentation Agent and a Lender

                                             By /s/ Kenneth Ricciardi
                                                ----------------------------------------------------------
                                             Name Kenneth Ricciardi
                                                  --------------------------------------------------------
                                             Title Vice President
                                                   -------------------------------------------------------

                                             BANK OF HAWAII, as a Lender

                                             By /s/ John McKenna
                                                ----------------------------------------------------------
                                             Name John McKenna
                                                  --------------------------------------------------------
                                             Title Vice President
                                                   -------------------------------------------------------

                                             CITICORP USA, INC., as a Lender

                                             By /s/ Yoko Otani
                                                ----------------------------------------------------------
                                             Name Yoki Otani
                                                  --------------------------------------------------------
                                             Title Managing Director
                                                   -------------------------------------------------------

                                             COMMERZBANK AG, NEW YORK BRANCH, as a Lender

                                             By /s/ Christian Jagenberg
                                                ----------------------------------------------------------
                                             Name Christian Jagenberg
                                                  --------------------------------------------------------
                                             Title SVP & Manager
                                                   -------------------------------------------------------

                                             By /s/ Yangling J. Si
                                                ----------------------------------------------------------
                                             Name Yangling J. Si
                                                  --------------------------------------------------------
                                             Title Assistant Vice President
                                                   -------------------------------------------------------

                                             DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

                                             By /s/ J. Curtin Beaudouin
                                                ----------------------------------------------------------
                                             Name J. Curtin Beaudouin
                                                  --------------------------------------------------------
                                             Title Director
                                                   -------------------------------------------------------

                                             By /s/ Mark van der Griend
                                                ----------------------------------------------------------
                                             Name  Mark van der Griend
                                                  --------------------------------------------------------
                                             Title Managing Director
                                                   -------------------------------------------------------

                                             HSBC BANK USA, as a Lender

                                             By /s/ Paul Lopez
                                                ----------------------------------------------------------
                                             Name Paul Lopez
                                                  --------------------------------------------------------
                                             Title First Vice President
                                                   -------------------------------------------------------

                                             LEHMAN BROTHERS BANK, FSB, as a Lender

                                             By /s/ Jane E. Gillard
                                                ----------------------------------------------------------
                                             Name Jane E. Gillard
                                                  --------------------------------------------------------
                                             Title Authorized Signatory
                                                   -------------------------------------------------------

                                            THE ROYAL BANK OF SCOTLAND PLC, as a Lender

                                             By /s/ Diane Ferguson
                                                ----------------------------------------------------------
                                             Name Diane Ferguson
                                                  --------------------------------------------------------
                                             Title Senior Vice President
                                                   -------------------------------------------------------

                                             U.S. BANK, N.A., as a Lender

                                             By /s/ Douglas A. Rich
                                                ----------------------------------------------------------
                                             Name Douglas A. Rich
                                                  --------------------------------------------------------
                                             Title Vice President
                                                   -------------------------------------------------------

                                             WESTLB AG, NEW YORK BRANCH, as a Lender

                                             By /s/ Lillian Tung Lum
                                                ----------------------------------------------------------
                                             Name Lillian Tung Lum
                                                  --------------------------------------------------------
                                             Title Executive Director
                                                   -------------------------------------------------------

                                             By /s/ Robert D. Weiser
                                                ----------------------------------------------------------
                                             Name Robert D. Weiser
                                                  --------------------------------------------------------
                                             Title Director
                                                   -------------------------------------------------------

ACKNOWLEDGED AND AGREED TO:

COUNTRYWIDE FINANCIAL CORPORATION (formerly Countrywide Credit Industries, Inc.), a Delaware corporation

By /s/ Jennifer Sandefur
Name Jennifer Sandefur
Title Managing Director, Investor Relations and Assistant Treasurer

COUNTRYWIDE HOME LOAN SERVICING LP,
a Texas limited partnership

      By: COUNTRYWIDE GP, INC.,
         its general partner

         By /s/ Jennifer Sandefur
         Name Jennifer Sandefur
         Title Executive Vice President & Treasurer

Annex 1

                                                     COMMITMENT SCHEDULE

                                                    (as of June 13, 2003)

Aggregate Credit Limit:                                 $1,650,000,000
Aggregate Swing Line Commitment:                          $200,000,000
Aggregate Maximum Credit Limit:                         $3,000,000,000

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                 Institution           Maximum Commitment        Primary     Swing Line Commitment     Swing Line
                                                                Percentage                          Percentage Share
                                                                  Share
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The Royal Bank of Canada                  $150,000,000            9.09%           $50,000,000            25.00%
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Barclays Bank plc                         $175,000,000            10.61%          $50,000,000            25.00%
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Lloyds TSB Bank plc                       $250,000,000            15.15%
-----------------------------------------------------------------------------------------------------------------------
BNP Paribas                               $150,000,000            9.09%
-----------------------------------------------------------------------------------------------------------------------
Citicorp USA, Inc.                        $150,000,000            9.09%
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Dresdner Bank AG                          $150,000,000            9.09%
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Commerzbank AG                            $100,000,000            6.06%           $50,000,000            25.00%
-----------------------------------------------------------------------------------------------------------------------
HSBC Bank USA                             $100,000,000            6.06%
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Lehman Commercial Paper Inc.              $100,000,000            6.06%
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The Royal Bank of Scotland plc            $100,000,000            6.06%
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WestLB AG                                 $100,000,000            6.06%
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Credit Lyonnais                            $50,000,000            3.03%           $50,000,000            25.00%
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U.S. Bank, N.A.                            $50,000,000            3.03%
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Bank of Hawaii                             $25,000,000            1.52%
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Total:                                   $1,650,000,000          100.00%         $200,000,000            100.00%
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